                                                                  EXHIBIT 10.28
                           DGI Technologies, Inc.              Lease No. 941001
                       1810 N. Glenville Dr., Suite 116
                            Richardson, Texas  75081
                                     LESSOR

LESSEE:  Telco Communications Group, Inc.              SUPPLIER OF EQUIPMENT:
         4219 LaFayette Center Drive
         Chantilly, VA  22021-1214               DGI Technologies, Inc. (DGI)

Attention:  Bryan K. Rachlin

EQUIPMENT DESCRIPTION: as set forth in Schedule A attached hereto and made a part hereof.

EQUIPMENT LOCATION, IF OTHER THAN ABOVE:  1522 N.W. 23rd Avenue, Fort
                                          ---------------------------
Lauderdale, FL  33311
- ---------------------

RENTAL PAYMENT INFORMATION:

No. of Months:  36  Monthly Rental Payment:  $4,436.00  Tax:  $0

                             Total Payment:  $4,436.00

DOWN PAYMENT:  $37,000.00

DATED:  October 1, 1994
        ---------------

================================================================================

1. EQUIPMENT, COMMENCEMENT OF LEASE AND RENTAL PAYMENTS. Lessor leases to Lessee and Lessee rents from Lessor the equipment listed in Schedule A attached hereto and made a part hereof (the "Equipment") in accordance with and subject to the terms and conditions of this agreement (the "Lease"). Lessee shall pay to the Lessor the "Down Payment" specified above in advance prior to shipment of the equipment to the Lessee. This Lease shall commence on the date (the "Commencement Date") Lessor's Acceptance Supplement in the form of attached Schedule B hereto and made a part hereof is signed by Lessee. Rental payments shall begin on the Commencement Date and shall be made without offset or deduction of any kind, at the office of Lessor, unless otherwise directed in writing by Lessor, on the first day of each month immediately following the Commencement Date for the term hereof as indicated above ("Rent Payment Date"). In addition to the Monthly Rental Payments specified above, on the Commencement Date, unless the Commencement Date occurs on the first day of a calendar month. Lessee shall pay to Lessor an amount equal to the daily lease rate (1/30th of the first month's rental) for the Equipment from the date Lessee executes Lessor's Acceptance Supplement to the last day of such month.

2. SELECTION AND ACCEPTANCE OF EQUIPMENT AND WARRANTY. Lessee acknowledges that it has selected the Equipment from the supplier named on the face hereof ("Supplier") on the basis of its standard Warranty as follows: DGI warrants the product of DGI's manufacture to be free from defects in workmanship and material for a period of 12 months from Delivery. In the event the product is not as warranted at time of delivery, DGI agrees to, at its option, repair or replace at its factory any equipment so as to make the equipment conform to this warranty or take back the product and refund the purchase price therefor, provided: (a) notice of the claimed defect is given in writing within twelve
(12) months after delivery of the product; and (b) the defective equipment is returned to DGI at its factory, transportation prepaid, in accordance with DGI's instructions; and (c) an inspection of the returned equipment by DGI at its factory indicates the defect was not caused by abuse or improper use, maintenance, repair, installation, or alteration by other than DGI or its authorized services center; and (d) the equipment has not been connected directly or indirectly to an apparatus not registered to the extent required in
Part 68 of the FCC Rules and Regulations. Any equipment not of DGI's manufacture shall be subject to the warranty of the manufacturer or supplier thereof. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER

WARRANTIES, WHETHER EXPRESSED OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE FOREGOING SHALL CONSTITUTE BUYER'S SOLE RIGHTS AND REMEDIES UNDER THIS WARRANTY WITH RESPECT TO DEFECTIVE PRODUCT OR SERVICE. IN NO EVENT SHALL DGI BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF OR THE INABILITY TO USE THE PRODUCT OR SERVICE. Lessee confirms that it is satisfied that the Equipment is suitable to its purposes. Lessee agrees to accept the Equipment when delivered in working condition and authorizes Lessor to insert herein the serial number and other identifying date of the Equipment.


3. TITLE OF LESSOR; RECORDING, LOCATION AND IDENTIFICATION OF EQUIPMENT. Lessee will not change or remove any insignia or letter which is on the Equipment at the time of delivery thereof or which is thereafter placed thereon indicating Lessor's or Lessor's successor in interest (the "Owner") ownership thereof, and at any time during the Lease, upon request of Lessor, Lessee shall affix to the Equipment, at its own expense and in a prominent place, labels stating that the Equipment, at its own expense and in a prominent place, labels stating that the Equipment is owned by Lessor or Owner. Lessor is hereby authorized by Lessee, at Lessee's expense, to cause this Lease or any statement or other instrument in respect to this Lease showing the interest of Lessor in the Equipment to be filed; agrees to execute and deliver any instrument reasonably requested by Lessor for such purpose; appoints Lessor (or its Assignee) as its attorney to sign such instruments on behalf of Lessee with the same force and effect as if signed by Lessee; authorizes Lessor to file such instruments signed only by Lessor where permitted by law; shall at its expense protect and defend Lessor's or Owner's titled against all persons claiming against or through Lessee; shall at all times keep the equipment free and clear from any legal process or other encumbrance whatsoever and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby Lessee agrees not to affix the Equipment to realty so as to change its nature to real property and that the Equipment shall always remain and be deemed personal property; and shall not make any alterations, additions, or improvements to the Equipment without the prior written consent of Lessor, which will not be unreasonably withheld; and shall keep the Equipment at the location shown on the face hereof; and shall not remove the Equipment from such location without the prior written consent of Lessor, which consent shall not be unreasonably withheld provided that such location is within the Continental U.S.A. in a State which has adopted the Uniform Commercial Code.


4. ASSIGNMENT. Lessee shall not sell, assign, or create any security interest in this Lease or any interest herein without the prior written consent of Lessor. Lessee acknowledges and understands that the terms and conditions of this Lease have been fixed by Lessor in anticipation of its being able to transfer its interest in the Equipment and assign its interest under this Lease to a bank or other financial institution ("Assignee") and Lessee agrees that Lessor may sell, transfer, assign or grant one or more security interests in this Lease or Equipment, in whole or in part without notice to Lessee. Any such Transferee or Assignee shall not be obligated to perform any of the obligations of Lessor hereunder. Lessee shall recognize each such sale, transfer, assignment or security interest in accordance with the terms and conditions thereof and shall not assert against the Assignee or transferee any defense, counterclaim, or offset whatsoever, whether by reason of breach of this Lease or otherwise, which it may or might now have or hereafter acquire as against Lessor (Lessee reserving its right to have recourse directly against Lessor on account of any such defense, counterclaim or offset).


5. TAXES AND INDEMNITY. Lessor intends the Monthly Rental Payments hereunder to be net to Lessor, and Lessee shall comply with all laws with respect to and agrees to pay, and to indemnify and hold Lessor harmless from, all license fees, assessments, and sales, use, property, excise, and other taxes and charges (other than those measured by Lessor's net income) now or hereafter imposed by any governmental body with respect to (a) the Equipment or its possession, ownership, use or operation or (b) this Lease or the consummation of the transactions herein contemplated.


6. CARE AND USE OF EQUIPMENT; REDELIVERY. Lessee will cause the Equipment to be operated in accordance with the manufacturer's or Supplier's instructions or manuals, by competent and duly qualified personnel only and in compliance with all laws, regulations, and the insurance policies which Lessee is required to maintain hereunder. Lessee will at its expense maintain the Equipment in good repair, condition and working order and furnish all parts, mechanism, devices, and servicing required thereto so that the value and condition thereof will at all times be maintained, fair wear and tear excepted. All such parts, mechanisms, and devices shall immediately, without further act, become part of the Equipment for all purposes of this Lease without cost to Lessor. Lessee will not alter or add to the Equipment without Lessor's prior written consent which will not be unreasonably withheld. Lessee grants to Lessor the right to inspect the Equipment during normal business hours. At the expiration of this Lease, Lessee shall pursuant to Lessor's instruction and at Lessee's expense, redeliver the Equipment to an address specified by Lessor in the same condition as received, less fair wear and tear. Lessee agrees that upon the expiration or earlier termination of this Lease, Lessee will perform all acts and bear all expenses as may be required to cause the Equipment to be eligible for Supplier maintenance, at standard rates, and that the Equipment will remain under a Supplier maintenance agreement, at standard rates, during the term of this Lease and any renewals hereof.


7. INSURANCE. Lessee at its sole expense shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value of such Equipment as specified on the attached Schedule A provided that the amount of such insurance shall be sufficient so that neither Lessor nor Lessee will be considered a co-insurer. Lessee shall be liable for any deductible amount contained in any such insurance policy. Lessee also shall carry public liability insurance in a reasonable amount, both personal injury and property damage, covering the Equipment but not less than $500,000/$1,000,000 for personal injury and $500,000 for property damage liability. All insurance for loss or damage shall provide that losses, if any, shall be payable to Lessor, and such liability insurance shall be in the joint names of Lessor and Lessee. Lessee shall provide Lessor with certificates of insurance or other written evidence that such insurance has been obtained and any such insurance policy shall contain the agreement of the insurance company to give Lessor thirty (30) days written notice before such policy will be altered or canceled. Lessor, however, shall be under no duty to ascertain the existence or adequacy of such insurance. The proceeds of such insurance, whether resulting from loss or damage of any item of the Equipment, return of premium or otherwise, shall be applied, at the option of Lessor, toward the repair or replacement of such item or payment of the obligations of Lessee hereunder. Lessee hereby irrevocably appoints Lessor as its attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage or return of premium under any such insurance policy. All insurance required hereunder shall be with such insurance companies as are reasonably satisfactory to Lessor.


8. OTHER COVENANTS, WARRANTIES, AND ASSURANCES OF LESSEE. Lessee hereby agrees that its obligation to pay all rent and other amounts payable hereunder and to perform its duties with respect hereto shall be absolute and unconditional under any and all circumstances, including, without limitation the following: (a) any setoff, counterclaim, recoupment, defense, or other right which Lessee may have against Lessor, the Supplier of the Equipment or anyone else for any reason whatsoever, (b) any defect in the condition, design, title, operation, or fitness for use, or any damage to or loss of the Equipment, (c) any insolvency, bankruptcy, reorganization, or similar proceedings by or against Lessee, or (d) any other event or circumstances whatsoever, whether or not similar to any of the foregoing. Each rent or other payment made by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment from Lessor for any reason whatsoever. Lessee agrees that the application, statements, and financial reports submitted by it to Lessor are material inducements to the execution by Lessor of this Lease, and Lessee warrants that such applications, statements, and reports are and all information hereafter furnished by Lessee to Lessor will be true and correct in all material respects as of the date submitted. Lessee agrees to procure for Lessor, in form acceptable to Lessor, such documents as Lessor may reasonably request; warrants that this Lease has been duly authorized by all necessary corporate action and that no provision of this Lease is inconsistent with Lessee's charter, by-laws, or any loan or credit agreement or other instrument to which Lessee is a party or by which Lessee or its property may be bound or affected.


9. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the event Lessee shall fail to comply with any provision of this Lease. Lessor shall have the right, but not the obligation, to effect such compliance on behalf of Lessee, in which case all moneys spent by and expenses of Lessor in effecting such compliance shall be deemed to be additional rental and shall be paid by Lessee to Lessor at the next Rent Payment Date, together with interest thereon at the lesser of the rate of eighteen (18%) percent per annum or the highest rate permitted by law until paid.


10. RISK OF LOSS. Lessee hereby assumes the entire risk of loss, damage, or destruction of the Equipment, whether or not covered by insurance, commencing with the execution of the Acceptance Supplement covering the Equipment by Lessee, and no such loss, damage, or destruction shall relieve Lessee of any of its obligations hereunder. In the event Lessee shall reject the Equipment or this Lease shall fail, for any reason whatsoever, to become effective, Lessee hereby agrees that all obligations of Lessor to Supplier with respect to the Equipment shall be deemed those of Lessee and (b) to indemnify and hold Lessor harmless from any and all liability, damages, and expenses including a reasonable attorney's fee arising therefrom. If any Equipment shall be lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for normal use for any reason, or in the event of any condemnation, confiscation, seizure or requisition of title to or use of any Equipment (each of the foregoing being hereinafter called "Loss") Lessee shall (subject to Lessor's option to replace the Equipment utilizing the proceeds of any insurance received by Lessor, as provided in Paragraph 7 hereof) promptly pay to Lessor an amount equal to the sum of (i) all rent and other amounts due and owing hereunder, whereupon Lessor will transfer to Lessee, without recourse or warranty, all of Lessor's right, title and interest in such Equipment. If any Equipment is damaged as the result of an event not constituting a Loss. Lessee shall promptly cause such item to be repaired or replaced in accordance with the provisions of Paragraph 7 hereof.


11. DEFAULT AND REMEDIES. If (a) Lessee shall fail to make any payment of rent or other amount owing hereunder when due; (b) Lessee shall fail to perform or observe any other term, covenant, or provision hereunder, (c) any representation or warranty made by Lessee herein or in any document or certificate furnished Lessor in connection herewith shall prove to be incorrect at any time; (d) Lessee shall suspend, dissolve, or commence to liquidate its business or sends a notice of an intended bulk sale; (e) a warrant of attachment or execution is issued against Lessee; (f) Lessee shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, (g) a trustee, receiver, or liquidator shall be appointed for Lessee or for all or a substantial part of Lessee's assets or property or for the Equipment; (h) bankruptcy, reorganization, arrangement, insolvency, dissolution, or liquidation proceedings shall be instituted by or against Lessee (each of the foregoing being herein called an "Event of Default") or an Event of Default shall have occurred and be continuing to regard to any other lease between the parties hereto, then at the option of Lessor and without notice or demand, all rent and other amounts then due or thereafter accruing under this Lease shall become immediately due and payable, and Lessor shall have the right to the extent permitted by law; (i) to recover all sums so due or thereafter accruing hereunder; (ii) demand that Lessee, and Lessee shall at its expense upon such demand, return the Equipment promptly to Lessor in the manner and condition required by and otherwise in accordance with the provisions of Paragraph 6 hereof as if the Equipment were being returned at the expiration of its term of lease hereunder, or Lessor, at its option, may with notice and due process of law enter upon the premises where the Equipment is located and take possession of and remove the Equipment, all without liability to Lessor for damage to property or otherwise; (iii) sell the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate, lease to others, or keep idle the Equipment as Lessor may determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto; (iv) by written notice to Lessee, demand that Lessee pay and Lessee shall pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty, on the Rent Payment Date specified in such notice, an amount equal to the Fair Market Sales Value of such Equipment; and (v) Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. In addition, Lessee shall be liable for all legal fees, taxes, governmental charges, and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including placing any Equipment in the condition required by Paragraph 6 hereof. The above remedies, to the extent permitted by law, shall be deemed cumulative and may be exercised concurrently or separately or in connection with the enforcement of any right or remedy hereunder and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. To the extent permitted by law, Lessee waives any rights now hereafter conferred by Statute or otherwise which may require Lessor to sell, lease, or otherwise use the Equipment in mitigation of Lessor's damages or which may otherwise limit or modify any of Lessor's rights or remedies hereunder. Whenever any payment is not made when due hereunder, Lessee shall pay interest on such amount at the lesser of (18%) percent per annum or the highest interest rate permitted by law, until paid.


12. NO WAIVER. No omission or delay by Lessor at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants, or provisions hereof by Lessee at any time, shall be a waiver of any such right or remedy to which Lessor is entitled, nor shall it in any way affect the right of Lessor to enforce such provisions thereafter. Nothing contained herein shall operate to release Lessee until the full amount of the rentals due and to become due and all other sums to be paid hereunder have been paid in full.


13. FURTHER ASSURANCES. Lessee will, at its expense, promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights, interests, and remedies intended to be created in favor of Lessor hereunder, including, without limitation, the execution and filing of financing statements and continuation statements with respect to the Equipment and this Lease.


14. NOTICES. All notices and other communications required to be given to any part hereunder shall be in writing and hand delivered or mailed by certified mail, return receipt requested, to such party at its address set forth above or at such other address as it may designate to the other parties in the manner provided.


15. FAIR MARKET SALES VALUE. As used in this Lease, "Fair Market Sales Value" of any Equipment shall mean such value to Lessor net of all expenses and costs whatsoever which would be incidental to the reclamation of the Equipment and the sale thereof as determined (at Lessee's expense) by an independent appraiser selected by Lessor, provided, however, that (a) the "Fair Market Sales Value" of any Equipment shall be zero if Lessor is unable to promptly recover possession of the Equipment from Lessee, and (b) if Lessor shall have sold any Equipment, the "Fair Market Sales Value" thereof shall be the net proceeds of such sale after deducting all costs and expenses incurred by Lessor in connection therewith.


16. DEPRECIATION INDEMNITY. If as a result of any act or failure to act of Lessee, Lessor or Owner or Assignee, shall not be eligible for the full use of the years (or portions thereof) in which this Lease is in effect for the depreciation or cost recovery deduction with respect to the depreciable or cost basis of the Equipment in its hands which is based on a method of depreciation or cost recovery selected by it and provided by Sections 167(b)(2), (3) or (4) or Section 168(b) or successor provisions of the Internal Revenue Code of 1986, then Lessee agrees to pay to Lessor or its transferee or assignee (as the case may be), upon demand, a such which after the deduction of all taxes required to be paid by Lessor or its transferee or assignee in respect of the receipt thereof, shall be equal to the increase in tax on account of the failure to obtain the benefit of a depreciation or cost recovery deduction of the aforesaid basis, together with any interest or penalty which may be assessed in connection with any of the foregoing. The provisions of this Paragraph 16 shall survive the expiration or earlier termination of this Lease only as to events occurring or tax liabilities arising out of this Lease with respect to the Equipment during the term hereof.


17. QUIET ENJOYMENT. Lessor expressly covenants with Lessee that each transferee or assignee of Lessor, as a condition to the consummation of any transaction described herein above, shall expressly covenant, and by its execution hereof Lessor does hereby expressly covenant that so long as no Event of Default, is defined herein and as set forth in Paragraph 11 hereof, has occurred and is continuing, and notwithstanding the bankruptcy or insolvency of Lessor or any such transferee or assignee, such person shall not disturb Lessee's quiet and peaceful possession and use of the Equipment for its intended purpose.

18. MISCELLANEOUS. This Lease contains the entire agreement between the parties respect to the Equipment, and may not be altered, modified, terminated, or discharged except by a writing signed by the party against whom such alternation, modification, termination or discharge is sought; shall be binding when accepted by Lessor, upon the parties, their successors, representatives, and assigns; shall be deemed to have made in the State of Texas and, except for local recording acts, shall be governed by, and construed in accordance with, the laws of the State of Texas. Lessee waives, insofar as permitted by law, trial by jury and right of counterclaim, offset, or defense in any action between the parties. No provision of this Lease which may be deemed unenforceable shall in any way invalidate any other provision hereof, all of which shall remain in full force and effect.


19. JURISDICTION. The parties hereto consent to the jurisdiction in any Court of the State of Texas, and the United States District Court for the Northern District of Texas for all purposes in connection with any action or proceeding commenced between the parties hereto, the subject matter of which relates to any controversy or claim arising out of, under, or relating to this Lease or the breach thereof. The parties further consent that any process or notice of motion in connection therewith may be served by certified mail, return receipt request, or personal service, within or without the State of Texas, provided a reasonable time for appearance is allowed.


20. COUNTERPARTS. The single executed counterpart of this Lease marked "Original" shall be the Original and all counterparts hereof shall be marked "Duplicate". To the extent that this Lease constitutes "chattel paper" (as defined in the applicable Uniform Commercial Code), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original.


21. EXTENSION AND TERMINATION. So long as no Event of Default shall have occurred and be continuing under this Lease and unless Lessee shall have given Lessor not less than thirty (30) days written notice, prior to the expiration date of this Lease, this Lease shall be extended on a month-to-month basis pursuant to the same terms and conditions set forth under this Lease. The Lessee also has the option to purchase the equipment for $1.00 by notifying the Lessor within 30 days prior to the expiration date of this Lease.


WITNESS our hands and seals this     1    day of    October   , 1994.
                                 --------        -------------

LESSEE:  Telco Communications Group, Inc.  LESSOR:  DGI Technologies, Inc.

By:     /s/ Donald A. Burns                By:     /s/ Lyle B. Coffman
     -----------------------------             ---------------------------------

Name:             President                Name:      Lyle B. Coffman
       ---------------------------              --------------------------------

Title:             President               Title:       President & COO
        --------------------------                ------------------------------

                                   SCHEDULE A

                         Agreement of Lease No. 941001
                                                ------

                      DGI Technologies Group, Inc., Lessor

                                       to

                    Telco Communications Group, Inc., Lessee


Description of Equipment:
- -------------------------

The following equipment manufactured by DGI Technologies, Inc.:

Quantity           Model            Description                        Serial Number
- --------           ------            ------------                      -------------

   1               DIF-2060           Digital Interface Frame          R002730

                   Consisting of:

                   32  DTI-2000       Digital Trunk Interface Cards    R002351, R002480, R002403, R002441,
                                                                       R002411, R002405, R002437, R002476,
                                                                       R002410, R002695, R002691, R002690,
                                                                       R002694, R002390, R002692, R002693,
                                                                       R002705, R002704, R002702, R002703,
                                                                       R002700, R002696, R002699, R002698,
                                                                       R002596, R002709, R002711, R002741,
                                                                       R002707, R002706, R002710, R002708


     24  DTD-2010            Digital Tone  Detector Cards              R002534, R002526, R002524, R002533,
                                                                       R002527, R002529, R002501, R002514,
                                                                       R002528, R002522, R002518, R002523,
                                                                       R002552, R002563, R002566, R002554,
                                                                       R002555, R002553, R002580, R002579,
                                                                       R002581, R002575, R002578, R002572


     8    DBT-2050           Digital Bus  Terminator Cards             R002666, R002110, R002643, R002446,
                                                                       R002649, R002652, R002656, R002667

     12  MP-8                Microprocessor  Cards                     R002781, R002782, R002783, R002784
                                                                       R002785, R002786, R002787, R002788,

     10  DPI-2070            PCMI Interface Cards                      R002767, R002768, R002769, R002770,
                                                                       R002771, R002772, R002773, R002774,
                                                                       R002775, R002776

     4    DPC-2090           PCMI Clock Cards                          R002777, R002778, R002779, R002780


Replacement Value:                   $185,000.00
- ------------------

                                                                   EXHIBIT 10.28



                                  SCHEDULE B

                        Agreement of Lease No. 94 1 001

                             ACCEPTANCE SUPPLEMENT
                             ---------------------

Commencement Date:         October 1, 1994

ORIGINAL

Expiration Date:           September 1, 1997
  THIS ACCEPTANCE SUPPLEMENT is executed and delivered by DGI Technologies, Inc. ("Lessor") and Telco Communications Group, Inc. ("Lessee") pursuant to and in accordance with Equipment Schedule No. A to Lease Agreement dated October 1, 1994 (the "Lease") between Lessor and Lessee. Terms defined in the Lease shall have their defined meanings when used herein.

  A. The Equipment covered by this Acceptance Supplement consists of the following items manufactured by DGI Technologies, Inc. as listed in Schedule A of the Lease.

  B. Lessee confirms that said Equipment has been delivered to it, duly assembled and installed in good working order and condition, at the location specified in the Lease.

  C. Lessee hereby: (a) confirms that said Equipment is of the size, design capacity and manufacture selected by it; (b) irrevocably accepts said Equipment as-is, where-is for all purposes of the Lease as of the Commencement Date set forth above.

  D. The term of the lease of said Equipment under the Lease shall commence as of the Commencement Date set forth above and unless earlier terminated pursuant to the provisions of the Lease, shall expire on the Expiration Date set forth above.

  E. As rent for said Equipment throughout the term of the Lease, Lessee shall pay to Lessor in accordance with the terms of the Lease the sum of $159,696.00 in 36 monthly installments of $4,436.00 per month commencing
                                     ---------
October 1, 1994 to and including September 1, 1997.
- ---------------                  ------------------

  F. All of the provisions of the Lease are hereby incorporated by reference in this Acceptance Supplement to the same extent as if fully set forth herein.


APPROVED AND AGREED TO by the parties hereto as of the Commencement Date set forth above.

      LESSEE:                             LESSOR:

      Telco  Communications Group, Inc.   DGI Technologies, Inc.

      By: /s/ Donald A. Burns             BY: /s/ Lyle B. Coffman
          -------------------------           -------------------------
          Donald A. Burns/President           Lyle B. Coffman/President
                                              and COO